UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2023

Heron Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4242 Campus Point Court, Suite 200, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 251-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HRTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 21, 2023, Heron Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) for a private placement (the “Private Placement”) with Rubric Capital Management LP (“Rubric”), Velan Capital (“Velan”), Clearline Capital and Hercules Capital, Inc. (each a “Purchaser”, and collectively, the “Purchasers”). Pursuant to the Securities Purchase Agreement, the Company has agreed to sell to the Purchasers 20,734,917 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), at a price of $1.37 per Share, and, to certain investors, pre-funded warrants in lieu of common stock (the “Pre-Funded Warrants”) to purchase up to 1,162,891 Shares at a purchase price of $1.3699 per Pre-Funded Warrant, which represents the per share offering price for the common stock less the $0.0001 per share exercise price for each Share underlying the Pre-Funded Warrant. Gross proceeds of the Private Placement are expected to be approximately $30.0 million. The Private Placement is expected to close on July 25, 2023.

The Securities Purchase Agreement provides that the Company will register the resale of the Shares. The Company is required to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) no later than August 24, 2023, and to use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable, subject to certain specified penalties if timely effectiveness is not achieved.

The Shares to be issued to the Purchasers under the Securities Purchase Agreement will be issued pursuant to an exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D, which is promulgated thereunder. The Company is relying on this exemption from registration based in part on representations made by the Purchasers.

The sale of the securities pursuant to the Securities Purchase Agreement has not been registered under the Securities Act or any state securities laws. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

The Company intends to use the net proceeds from the Private Placement for working capital and general corporate purposes.

In connection with the Private Placement, the Company provided a waiver under the Cooperation Agreement, dated February 21, 2023, by and among the Company, Rubric, Velan and the other parties thereto (a copy of which has been filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 23, 2023), with respect to the standstill provision that would have prevented the aggregate beneficial ownership of Velan and Rubric from exceeding 15.0% of the Company’s outstanding voting securities.

The foregoing description of the Securities Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On July 24, 2023, the Company issued a press release announcing its entry into the Securities Purchase Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above under Item 1.01 is hereby incorporated by reference in response to this Item 3.02 of this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2023, by mutual agreement, David Szekeres resigned as Executive Vice President, Chief Operating Officer of the Company, effective July 20, 2023. Subject to, and in accordance with, the terms of the amendment to his employment agreement, Mr. Szekeres will be entitled to receive the severance benefits payable under his employment agreement upon a termination by the Company without cause. This description of the amendment is qualified in its entirety by reference to the amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Mr. Szekeres’ decision to resign was amicable and not the result of any dispute or disagreement with the Company, the Company’s management or the Board of Directors of the Company on any matter relating to the operations, policies or practices of the Company.

Item 7.01	Regulation FD Disclosure.

On July 24, 2023, the Company issued a press release announcing a cost reduction and restructuring plan, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information or Exhibit 99.2 be deemed to be incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated July 21, 2023, by and among the Company and the Purchasers signatory thereto.

10.2	Amendment to Executive Employment Agreement, dated May 5, 2023, by and between the Company and David Szekeres.

99.1	Press Release regarding Private Placement, dated July 24, 2023

99.2	Press Release regarding cost reduction and restructuring plan, dated July 24, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

Date: July 24, 2023	/s/ Craig Collard
Craig Collard
Chief Executive Officer